UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2005

                            PROTON LABORATORIES, INC.
              Exact name of registrant as specified in its charter)

      WASHINGTON                  000-31883                  91-2022700
    State or other               (Commission              (I.R.S. Employer
    jurisdiction                 File Number)            Identification No.)
    of incorporation)

   1135 Atlantic Avenue, Suite 101, Alameda, CA                 94501
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (510) 865-6412

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 1.01.  Entry  into  a  Material  Definitive  Agreement.

     Equity Line of Credit.  Effective November 28, 2005, we entered into an
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Investment Agreement, which is an equity line of credit ("ELOC"), with Dutchess
Private Equities Fund, LP ("Dutchess"). The maximum amount of money that the ELOC may provide to us over a 36 month period of time is $10,000,000. Over 36 months, commencing at such time as the registration statement is effective, we may periodically deliver new issue registered shares of our common stock to Dutchess who then delivers cash to us based on a fluctuating price per share of our common stock. We are not obligated to request the entire $10,000,000. The actual aggregate number of shares that we may issue pursuant to the Investment Agreement is not determinable as it is based on the market price of our common stock from time to time and how much funding we desire from time to time. We have reserved 50 million shares for this transaction which we will register in the near future pursuant to a ELOC's Registration Rights Agreement. The 50 million shares of stock represents the number of shares at a price of $0.20 per share needed to fund $10 million.

     We can commence drawing down on the ELOC at such time as the registration statement is effective. Since only the Commission can order a registration statement effective, we do not know when or if the registration statement will become effective. For an equal amount of funding from time to time pursuant to the ELOC, the number of shares we would issue to Dutchess would be greater during times of our stock price being low, and conversely so during times when our stock price is high. Pursuant to the ELOC, we are subject to penalties if we fail to deliver stock to Dutchess after we request a draw down from the ELOC. We have engaged USEuro Securities to act as our placement agent in connection with the ELOC.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Direct Financial Obligation.  Pursuant to the ELOC, we are subject to late
     ---------------------------
fees if we fail to deliver stock to Dutchess after requesting a draw down from the ELOC. These late fees vary based on the number of undelivered shares, if any.

ITEM 9.01.  Financial  Statements  And  Exhibits.

(c)  Exhibits.

Exhibit
Number     Exhibit Title
------------------------------------------------------

10.1       Investment Agreement
10.2       Registration Rights Agreement
10.3       Placement Agent Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROTON LABORATORIES, INC.

November 29, 2005                      (signed)
                                               --------------------------------
                                                      /s/ Gary Taylor
                                                      Gary Taylor, President